CONVERTIBLE LOAN	12 Months Ended
Dec. 31, 2019
CONVERTIBLE LOAN
CONVERTIBLE LOAN

12. CONVERTIBLE LOAN

On February 15, 2016, the Group entered into a convertible loan agreement with Mr. Luo Shaohu to borrow a one‑year loan in the amount of RMB5.0 million (the “2016 Convertible Loan”). During the period of the loan, Mr. Luo was entitled to convert all or part of the outstanding principal of the 2016 Convertible Loan into the Company’s shares upon next round of financing. The interest rate of 2016 Convertible Loan is 10% per annum. However, no interest shall be accrued on the outstanding principal amount, if any portion of the 2016 Convertible Loan is converted to the Company’s preferred shares. The conversion price is 80% of the per share price of the next round of financing if such financing is closed before December 31, 2016. On March 6, 2017, the Company issued 16,967,466 Series A‑2‑I Preferred Shares at the price of US$0.0420 per share, and the 2016 Convertible Loan agreement was terminated. (Note 13)

On February 12, 2018, the Company entered into convertible loan agreements (the “2018 Convertible Loan”) with seven institutional investors (collectively “2018 Convertible Loan Holders”) to borrow a loan of US$20 million (equivalent to RMB126,206) in aggregate with a term of 18 months. 2018 Convertible Loan Holders are entitled to convert all or part of the outstanding principal of the 2018 Convertible Loan to the Company’s preferred shares upon next round of financing. The interest rate of 2018 convertible loan is 8% per annum. However, no interest shall be accrued on the outstanding principal amount, if any portion of the principal amount is converted to the Company’s preferred shares. The conversion price is 80% of the per share price of the next round of financing if the financing occurs within 12 months from closing or or 70% of the per share price of the next round of financing if the financing occurs after 12 months from the closing. The 2018 Convertible Loan was converted to 41,777,981 Series B‑2 Preferred Shares at the price of US$0.4787 per share on March 25, 2018 (Note 13).

The 2016 Convertible Loan and the 2018 Convertible Loan contained variable‑share settlement which permits the holder to receive a variable number of shares of an unspecified future series of preferred shares with an aggregate fair value that is based on a fixed monetary amount. Because the payoff from such contingent exchange features is based on a fixed monetary amount, the Company considered such features are akin to contingent prepayment options that are settleable in a variable number of shares. The Company elected the fair value option for the 2016 Convertible Loan and the 2018 Convertible Loan. The Company adopted a scenario‑weighted average method to estimate the fair value of the convertible loan based on the probability of each scenario and pay‑off of convertible loan under each scenario. Changes in fair value of convertible loan in the amount of RMB441 and RMB6,962 for the years ended December 31, 2017 and 2018, respectively, are recognized in the consolidated statements of comprehensive loss.